INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES
INCOME TAXES

NOTE 15—INCOME TAXES

Cayman Islands

        Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

        United States and foreign income (loss) before income taxes and non-controlling interest were as follows:

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
United States	$(156,696)	$11,826	$18,671
Foreign	136,317	(45,013)	(3,976)

	$(20,379)	$(33,187)	$14,695

        The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Current
Federal	$1	$—	$17
State	—	(40)	217
Foreign	$2,730	$4,643	2,339

Total Current	$2,731	$4,603	$2,573
Deferred
Federal	—	—	—
State	—	—	—
Foreign	(380)	(2,211)	345

Total Deferred	(380)	(2,211)	345

Total	$2,351	$2,392	$2,918

        As of December 31, 2013, the Company had gross unrecognized tax benefits of approximately $45.4 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $35.4 million. Of the total $45.4 million gross unrecognized tax benefits, $10.0 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The Company has reduced its total unrecognized tax benefits by approximately $7.1 million during 2013 due to statute of limitations expirations. The portion of this $7.1 million reduction of gross unrecognized tax benefits that decreased the provision for income taxes and decreased the Company's net loss during 2013 was approximately $0.9 million.

        The Company's policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. During 2013, the total amount of interest and penalties recognized in the Consolidated Statements of Operations and Comprehensive Income (Loss) was $0.5 million. The Company had accrued interest and penalties of approximately $3.6 million as of December 31, 2013 and approximately $3.8 million as of December 31, 2012.

        The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company's tax years for 2003 through 2013 are still open for examination in China. The Company's tax years for 2006 through 2013 are still open for examination in the United States.

        FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company's accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

        A summary of the Company's unrecognized tax benefits is as follows:

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB's)	$54,012	$55,650	$56,513
Additions based on tax positions related to the current year	151	80	121
Reductions based on tax positions related to the current year	—	—	—
Additions for tax positions related to prior years	—	—	176
Reductions for tax positions related to prior years	(1,627)	(1,288)	(1,160)
Settlements	—	—	—
Lapse of statute of limitations	(7,106)	(430)	—

Ending balance—gross unrecognized tax benefits (UTB's)	45,430	54,012	55,650
UTB's as a credit in deferred taxes	(33,187)	(39,402)	(39,758)
Federal benefit of state taxes	(2,244)	(2,312)	(2,338)

UTB's that would impact the effective tax rate	$10,019	$12,298	$13,554

        In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company's expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

        A summary of the components of net deferred tax assets is as follows:

	December 31, 2013	December 31, 2012
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$11,125	$16,743
Deferred revenue and customer advances, net	—	3,349
Net operating loss carryforward	254,153	218,158
Tax credit carryforwards	95,692	103,910
Capital loss carryforwards	18,671	18,785
Writedown/amortization of intangible assets and goodwill	15,651	19,642
Fixed assets	7,263	7,500
Demo equipment income	7,104	7,308
Accrued warranties	—	66
Other	18,459	26,404

Total Deferred Tax Assets	$428,118	$421,865
Deferred Tax Liabilities
Prepaid expense	(472)	(155)
Deferred revenue and customer advances, net	(1,183)	—
Accrued warranties	(165)	—
Other	—	—

Total Deferred Tax Liabilities	(1,820)	(155)

Total Deferred Tax Assets (Liabilities)	$426,298	$421,710

Less: Valuation Allowance	$(422,789)	$(418,285)

Total Deferred Tax Assets (Liabilities)	$3,509	$3,425

        The Company provides for deferred income taxes on the unremitted earnings of foreign subsidiaries unless such earnings are deemed to be permanently reinvested outside the United States. In 2013, the Company had no gross U.S. deferred income tax liability on foreign earnings.

        As of December 31, 2013, the Company still has undistributed earnings of approximately $124.8 million from investments in foreign subsidiaries that are considered permanently reinvested. The determination of the amount of deferred taxes on these earnings is not practicable since the computation would depend on a number of factors that cannot be known until a decision to repatriate the earnings is made.

        As of December 31, 2013, the Company's U.S. federal net operating loss carryforwards were $529.3 million and expire in varying amounts between 2027 and 2033. As of December 31, 2013, state net operating loss carryforwards were $227.8 million and expire in varying amounts between 2014 and 2034. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $196.5 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2013, the Company also had net operating loss carryforwards ("NOLs") in China of approximately $293.8 million. The China net operating loss carryforwards will expire in varying amounts between 2014 and 2018. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $45.1 million valuation allowance against the related deferred tax assets. As of December 31, 2013, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $85.1 million. The majority of the NOLs do not expire and can be carried forward indefinitely. However, the Company concluded these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $12.5 million against the related deferred tax assets.

        As of December 31, 2013, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. research and development credit carryforwards of $12.3 million, $3.8 million of the credits have an indefinite life and $8.5 million of the credits expire in varying amounts between 2014 and 2030. The Company has U.S. foreign tax credits of $82.4 million which expire in varying amounts between 2014 and 2023. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $95.7 million valuation allowance against the related deferred tax assets.

        The difference between the Company's effective income tax rate and the federal statutory rate is reconciled below:

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Federal tax (benefit) at statutory rate	$(7,133)	$(11,183)	$5,143
State tax (benefit)/expense, net of federal income tax benefit	(360)	187	645
Tax benefit of convertible debentures	—	—	—
Stock compensation expense	574	996	900
Effect of differences in foreign tax rates	(30,994)	422	1,334
Tax on unremitted earnings of subsidiaries	—	—	—
Effect of tax rate changes on deferred taxes	2,407	7	(275)
Change in deferred tax valuation allowance	38,234	11,511	(3,877)
Tax credits	(552)	(358)	(430)
Other	175	810	(522)

Total Tax Expense	$2,351	$2,392	$2,918

        On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35%.

        The China Corporate Income Tax Law ("CIT Law") became effective on January 1, 2008. Under the CIT Law, China's dual tax system for domestic enterprises and foreign investment enterprises ("FIEs") was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

        The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company's China subsidiaries, HUTS, through which the majority of our business in China is conducted obtained the High and New Technology Enterprise Certificate, or High-tech Certificate, from the relevant approval authorities on September 19, 2008, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS's High-tech Certificate renewal was approved on October 14, 2011. HUT's approval extends the reduced 15% tax rate terms for three years. However, since HUTS is currently in significant loss position, the change in tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

        As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

        In 2013, the change in deferred tax valuation allowance of $38.2 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2013 in the United States and China. In 2012, the change in deferred tax valuation allowance of $11.5 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2012 in the United States and China. In 2011, the change in deferred tax valuation allowance of $3.9 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's deferred tax assets at December 31, 2011 in the United States and China.

        In 2013, the income tax benefit $0.6 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2012, the income tax benefit $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2011, the income tax benefit of $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid.